NEUBERGER BERMAN EQUITY FUNDS
                                   TRUST CLASS

                           PLAN PURSUANT TO RULE 12b-1

                                   SCHEDULE A

     The Trust Class of the following series of Neuberger Berman Equity Funds are subject to this Plan Pursuant to 12b-1, at the fee rates specified:


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Series                                          Fee (as a Percentage of Average
                                                Daily Net Assets of Trust Class)
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Neuberger Berman All Cap Growth Fund            0.10%
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Neuberger Berman Equity Income Fund             0.10%
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Neuberger Berman Focus Fund                     0.10%
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Neuberger Berman Guardian Fund                  0.10%
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Neuberger Berman International Large Cap Fund   0.10%
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Neuberger Berman Millennium Fund                0.10%
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Neuberger Berman Partners Fund                  0.10%
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Neuberger Berman Premier Analysts Fund          0.10%
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Neuberger Berman Premier Convergence Fund       0.10%
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Neuberger Berman Premier Dividend Fund          0.10%
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Neuberger Berman Premier Energy Fund            0.10%
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Neuberger Berman Real Estate Fund               0.10%
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Neuberger Berman Regency Fund                   0.10%
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Neuberger Berman Socially Responsive Fund       0.10%
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Dated: October 7, 2006